UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): October 19, 2006

Merrill Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	000-24715 (Commission File Number)	01-0471507 (IRS Employer Identification No.)

201 Main Street, Bangor, Maine 04401
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (207) 942-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 19, 2006, the Company issued a press release announcing its results of operations for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) Nasdaq Notice of Technical Listing Violation Received; Violation Has Been Fully Corrected.

On October 16, 2006, Merrill Merchants Bancshares, Inc. (the “Company”) issued a press release announcing that the Company received written notice from Nasdaq indicating that between September 23, 2005 and May 4, 2006, the Company had been out of compliance with Nasdaq’s audit committee composition requirement as set forth in Marketplace Rule 4350(d)(2).

On October 19, 2006, the Company revised and reissued the press release to clarify that that the Company had received a letter of reprimand from Nasdaq.

The revised press release is set forth in Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	The following exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press release dated October 19, 2006
99.2	Press release dated October 19, 2006

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL MERCHANTS BANCSHARES, INC.

By:	/s/ Deborah A. Jordan
Chief Financial Officer

Dated: October 19, 2006